CMO Desk

Deal Summary Report

CSFB03-19GIAR9 30 year 5.2's

Date:07/14/2003

18:24:58

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148 Pac Bands 1: 125- 350 11: 125- 800 111:

0-

0

Closing Date: 7/31/2003

WHOLE 30 year Pricing Speed: 300 PSA

Pacl %: 54.29

First Pay: 8/25/2003

WAC:6.00 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Yield	Yield	Price o	Description		Cap	Mutt	Bal %
A22	44,871,000.00	3.00000	7/04- 2/07	2.34		0.00				"Pac band: 125 to 800	0.0000			11.64
A15	68,062,000.00	3.00000	8/03- 9/11	5.01		0.00					0.0000			17.66
A3	25,360,000.00	3.00000	8/03-12/07	2.50		0.00					0.0000			6.58
A19	20,000,000.00	5.25000	9/11- 5/33	11.74	8.43	0.00	0.0	5.207	100.48438		0.4307			5.19
A2	72,354,828.57	5.25000	8/03- 5/18	4.10	1.72	0.00	0.0	25.229	12.02827	"Combined: A2E A2D A2C A	0.0392			18.78
Al	49,074,000.00	3.85000	8/03- 5/18	5.98		0.00				"Combined: AIC AIB AIA	0.0000			12.73
A14	1,865,000.00	5.25000	5/18- 5/33	18.16		0.00					0.0000			0.48
A5	42,071,671.00	5.25000	8/03- 2/08	2.39		0.00					0.0000			10.92
A11	17,500,000.00	3.20000	8/03- 2/08	2.39		1ML	+ 1.20			" 1ML + 1.200000 cap: 7.	0.0000	7.5	1.00	4.54
A12	6,916,666.00	10.12048	8/03- 2/08	2.39		1ML	+15.18			15.181 + -2.530 * 1M	0.0000	15.2	-2.53	1.79
A13	583,334.00	9.00000	8/03- 2/08	2.39		1ML	+189.00			" 189.000 + -30.000 * 1M	0.0000	9.0	-30.00	0.15
A17	if 500,000.00	2.81000	8/03- 2/08	2.39	2.27	1ML	+ 1.50	2.715	100.00000	" 1ML + 1.500000 cap: 7.	0.0086	7.0	1.00	0.39
A18	500,000.00	12.57000	8/03- 2/08	2.39	0.00	1ML	+16.50-	999.900	-300.00000	" 16.500 + -3.000 * 1M	0.0000	16.5	-3.00	0.13
A16	14,000,000.00	2.70000	8/03- 2/08	2.39		1ML	+ 1.00			" 1ML + 1.000000 cap: 7.	0.0000	7.5	1.00	3.63
A20	5,222,222.00	11.52766	8/03- 2/08	2.39		1ML	+16.09			16.085 + -2.681 * 1M	0.0000	16.1	-2.68	1.36
A21	777,778.00	9.00000	8/03- 2/08	2.39		1ML	+117.00			" 117.000 + -18.000 * 1M	0.0000	9.0	-18.00	0.20
A8	4,000,000.00	5.25000	8/03- 2/08	2.39		0.00					0.0000			1.04
A6	8,589,568.00	5.25000	2/08- 3/10	5.28		0.00					0.0000			2.23
A9	5f 000,000.00	5.25000	2/08- 3/10	5.28		0.00					0.0000			1.30
A7	17,539,761.00	5.25000	3/10- 5/33	12.50		0.00					0.0000			4.55
A10	3,000,000.00	5.25000	3/10- 5/33	12.50		0.00					0.0000			0.78
A4	35,000,000.00	5.25000	8/08- 5/33	10.88	7.89	0.00	0.0	5.114	101.17188		0.7109			9.08
A23	2,381,000.00	5.25000	8/08- 5/33	10.88	7.89	0.00	0.0	5.114	101.17188		0.0484			0.62
Sub	11,561,350.00	5.25000	8/03- 5/33	10.30	7.52	10.30	159.1	5.057	101.53125	"Sub. Bond, 3.00 percen	0.2246			3.00
Tot: 24	385,375,350	4.26430		5.34	1.48			-811.4640	20.33

Collateral
Type Bal(MM) Coup Prepay WAM Age AcrInt(M)	WAC
WHOLE 385.375 5.250 PSA 300 358 2 1686.017	6.000

# 1

385.375 5.2500

358.0 2.0 1686.017

Yield Curve

Indices

Yr    1.95    2.99    4.99    9.99    27.74

1ML

Yld   1.327   1.650   2.394   3.448   4.472

1.284

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-19GIAR9 30 year 5.2's

Date:07/14/2003

18:24:58

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148 Pac Bands I: 125- 350 II: 125- 800 III:

0-

0

Closing Date: 7/31/2003

WHOLE 30 year Pricing Speed: 300 PSA

Pacl %: 54.29

First Pay: 8/25/2003

WAC:6.00 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Yield	Yield	Price o	Description	Cap	Mutt	Bal %

Tot: 24 385,375,350 4.26430

5.34 1.48

-811.4640 20.33

Collateral

Type Bal(MM) Coup

Prepay

WAM Age AcrInt(M) WAC

WHOLE 385.375 5.250 PSA 300 358

2 1686.017 6.000

# 1

385.375 5.2500

358.0 2.0 1686.017

Yield Curve

Indices

Yr    1.95    2.99    4.99    9.99    27.74

1ML

Yld   1.327   1.650   2.394   3.448   4.472

1.284

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-19GIAR9 30 year 5.2's

Date:07/14/2003

18:24:58

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148 Pac Bands I: 125- 350 II: 125- 800 III:

0-0

Closing Date: 7/31/2003

WHOLE 30 year Pricing Speed: 300 PSA

Pacl %: 54.29

First Pay: 8/25/2003

WAC:6.00 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Yield	Yield	Price o	Description	Cap	Mutt	Bal %

Tot: 24 385,375,350 4.26430

5.34 1.48

-811.4640 20.33

Collateral

Type Bal(MM) Coup

Prepay

WAM Age AcrInt(M) WAC

WHOLE 385.375 5.250 PSA 300 358

2 1686.017 6.000

# 1

385.375 5.2500

358.0 2.0 1686.017

Yield Curve

Indices

Yr    1.95    2.99    4.99    9.99    27.74

1ML

Yld   1.327   1.650   2.394   3.448   4.472

1.284

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.